Accounts Receivable, Net - Summary of Allowance for doubtful accounts (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Accounts Receivable, after Allowance for Credit Loss [Abstract]
Balance, beginning of period	$ 4,974	$ 5,136	$ 2,486
Provision for expected credit losses	2,150	1,551	2,993
Write-offs, net of recoveries	(1,633)	(1,709)	(518)
Foreign currency translation adjustments	20	(4)	175
Balance, end of period	$ 5,511	$ 4,974	$ 5,136